Bio-Rad Laboratories, Inc. NYSE: BIO and BIO.B August 26, 2025 Droplet Digital PCR – Powering the Future

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3 01 Digital PCR Technology 02 Segment Growth Drivers 03 Bio-Rad’s Digital PCR Portfolio 04 Powering the Future of Digital PCR Agenda

The Evolution of PCR to Digital PCR 4 qPCR Relative Quantification Made PCR quantitative Revolutionized the study of gene expression profiling Transformed molecular Dx dPCR Absolute Quantification Absolute quantification of nucleic acids Enables rare-event applications like liquid biopsies PCR Qualitative 1st Gen 3rd Gen2nd Gen Democratized the study of DNA Accelerated the biotech industry Backbone of the human genome project

Bio-Rad’s Innovation in Digital PCR 5 2010 2025 QX100 Droplet Digital PCR System establishes a new standard in absolute quantitation Bio-Rad Commercializes Digital PCR First FDA-Cleared and CE-IVD Registered dPCR System and Diagnostic Test Diagnostic Registration First dPCR System to deliver precision and accuracy, backed by metrological standards Absolute Accuracy Novel digital PCR tests to enable customers in cell and gene therapy Application Expansion 12,000+ Peer- Reviewed Publications, Best Performance & Breadth of Menu Bio-Rad Continues to Lead the Way

Droplets are the Benchmark for Precision, Sensitivity, and Reproducibility



Our droplet-based approach delivers the highest quality data

- Droplets are **highly uniform** in size and volume, resulting in greater precision
- Droplets are **highly reproducible** in size and volume across instruments and labs
- Droplets are **flexible**, enabling limitless scalability and volumes to suit any application

Droplet Digital™ PCR provides "unprecedented levels of precision, accuracy and resolution for quantification of nucleic acids"

Pinheiro LB, O'Brien H, Druce J, et al. Interlaboratory reproducibility of droplet digital polymerase chain reaction using a new DNA reference material format. Anal Chem. 2017;89(21):11243-11251.

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7 Our droplet-based approach delivers the highest quality data Droplets Enable Applications that Save Lives Biopharma Production Dose control requires accuracy Contaminant testing requires sensitivity and reproducibility Bio-Surveillance Monitoring wastewater requires reproducibility Simple workflow is required for practical deployment Oncology Liquid biopsy requires sensitivity Monitoring requires precision and reproducibility

Drivers of Absolute Quantitation Segment Growth are Evolving 8 DIGITAL PCR ADOPTION CYCLE ABSOLUTE QUANTITATION SEGMENT SIZE TODAY ~$600M1 Early adoption of dPCR for novel applications Increased adoption of dPCR alongside qPCR/NGS for unmet needs Expanding system use and consumables, plus rising demand for better precision and sensitivity Proven clinical utility drives dPCR into routine diagnostics

Quantitative PCR (qPCR)Targeted Sequencing (NGS) As Customer Needs Evolve, Solutions Must Advance • High Multiplexing • Discovery Tool 9 Targeted Sequencing Segment ~$2.4B1 Relative Quantitation Segment ~$2.7B1 Advantages: Challenges: Advantages: Challenges: • Lower sensitivity • Long time to result • High cost • Complex workflow & data interpretation • Low cost • Fast results • Lower sensitivity • Variability of results • Relative measurements • Standard curves

Droplet Digital PCR Meets Evolving Customer Needs Targeted Sequencing (NGS) Quantitative PCR (qPCR) Droplet Digital PCR enables rare allele detection, precise CNV quantification, absolute quantification without standards, and residual disease/viral reservoir monitoring, all of which are not reliably achievable with other technologies 10 Droplet Digital PCR Cost effective Simple workflows & analysis Fast Results High Sensitivity More Reproducible Absolute Measurements Challenges create opportunities for ddPCR solutions Challenges create opportunities for ddPCR solutions

Bio-Rad Platforms Power the Entire Digital PCR Applications Without Compromise 11 QX Continuum Platform Simplest, qPCR-like workflow available Lowest running cost available From 1 to 96 samples without compromising performance QX700 Series Platform Integrated workflow with highest multiplexing on the market Scalable throughput and flexible protocols Capable of growing with laboratory needs Existing Bio-Rad Portfolio QX200 , QX600 , QX ONE and QXDx ddPCR platforms Supported by highly experienced Applications, Support and Service teams Trusted customer choice in Biopharma, Oncology & Diagnostics IVD CE-IVD 21 CFR

Positioning of Bio-Rad ddPCR Platforms 12 Entry Level Academic / Translational QX Continuum QX600 QX700 E QX700 S High Performance Academic / Translational Clinical/LDT Labs BioPharma QA/QC QX600Dx QX700 HT QXDx QX ONE

13 Bio-Rad Maintains a catalog of over 490,000 assays for the research community Our Industry Leading Assay Catalog Fuels Growth & Technology Conversion High Value Tests in oncology, cell & gene therapy, and public health External Partnerships to expand the clinical assay menu globally Powerful Design Algorithms and expert design services to advance scientific discoveries

Our Industry Leading Assay Catalog - By the Numbers

34,000+
Validated Mutation Detection Assays

12,500+
Validated Copy Number Assays

445,000+
Validated Gene Expression Assays

50+
Infectious Disease Assays

60+
Validated Assays for Cell & Gene Therapy

50+
Methylation Detection Assays

~600,000 Assays Designed for qPCR and Compatible with ddPCR™ Systems

Allows customers to seamlessly move to digital PCR with their favorite assay

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15 Peer-Reviewed Publications Demonstrate Value of Bio-Rad’s Droplet Digital PCR2 Primary research articles continue to account for the majority of publications There is a strong shift from method development towards clinical applications

Powering the Future of Digital PCR 16 Superior, Foundational Technology • Digital PCR technology and market innovator since 2010 • Droplet partitioning independently verified as providing “unprecedented” levels of analytical capability Digital PCR Expertise • Over 12,000 clinical and research publications, doubled since 2021 • Dedicated, knowledgeable global digital PCR sales and support teams Positioned to Capture Future Growth • We will continue to grow our existing business and accelerate customer shift from qPCR and NGS to Droplet Digital PCR • More than 490,000 validated, catalog assays and kits

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Sources and Citations 1. Absolute Quantitation segment sizing based on Bio-Rad internal data comprised of primary and secondary research; July 2025. 2. Peer-reviewed primary research publications and review articles utilizing Bio-Rad Droplet Digital PCR Systems from 2012-2024. Bio-Rad internal data based on PubMed, Google Scholar and other sources of published literature. Data accessed August 2025. 18